Inventories (Tables)	12 Months Ended
Jun. 30, 2022
Inventories [Abstract]
Disclosure of Inventories

	SA Rand
Figures in million	2022	2021
Gold in lock-up (a)	136	65
Gold-in-process, ore stockpiles and bullion on hand	1 054	1 039
Consumables at weighted average cost (net of provision) (b)	1 764	1 503
Total inventories	2 954	2 607
Non-current portion of gold in lock-up and gold-in-process included in Other non-current assets	(136)	(65)
Total current portion of inventories	2 818	2 542
Included in the balance above is:
Inventory valued at net realisable value	136	65

(a)    The reduction of the life-of-mine of the Tshepong Operations (refer to note 6) and the increased gold price assumptions used (refer to note 15) impacted the discounting of the net realisable value. This led to an increased valuation at 30 June 2022.

(b)     The increase year on year is mainly due to the impact of supply chain constraints on prices (refer to note 4). Increases above inflation have been seen in a number of key components of the operations such as steel, diesel, chemicals and reagentsl.

During the year, an increase of R115 million (2021: R39 million decrease) to the provision for slow-moving and redundant stock was made. The total provision at 30 June 2022 was R407 million (2021: R292 million).